EXHIBIT 10.1

[*] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
AMENDMENT NO. 7 TO PRICING SIDE LETTER
This Amendment No. 7 to Pricing Side Letter, dated as of August 8, 2022 (this “Amendment”), by and between Angel Oak Mortgage, Inc. (“Seller”) and Nomura Corporate Funding Americas, LLC (“Buyer”).
RECITALS

Buyer and Seller are parties to that certain Pricing Side Letter, dated as of December 6, 2018 (as amended prior to the date hereof, the “Existing Pricing Side Letter”; and as further amended by this Amendment, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Pricing Side Letter.

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Pricing Side Letter be amended to reflect certain agreed upon revisions to the terms of the Existing Pricing Side Letter.
Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Pricing Side Letter is hereby amended as follows:
SECTION 1. Amendments to Existing Pricing Side Letter. Effective as of the date hereof, the Existing Pricing Side Letter is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double- underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the conformed agreement as amended and modified by the terms set forth herein.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof upon execution and delivery of this Amendment and Amendment No. 8 to the Master Repurchase Agreement, dated as of the date hereof.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 4. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures In Global and National

Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.
[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Buyer

By: /s/ Sanil Patel     Name: Sanil Patel
Title: Managing Director

ANGEL OAK MORTGAGE, INC., as a Seller

By:     /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer

ANGEL OAK MORTGAGE FUND TRS, as a
Seller

By:    /s/ Brandon Filson
Name: Brandon Filson
Title: Treasurer

Exhibit A

CONFORMED AGREEMENT

(See attached)

CONFORMED COPY (THROUGH AMENDMENT NO. ~~6~~7)

NOMURA CORPORATE FUNDING AMERICAS, LLC
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316

December 6, 2018

Angel Oak Mortgage, Inc. Angel Oak Mortgage Fund TRS
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326 Attn: Ashish Neghandi

Re:    Pricing Side Letter: Angel Oak Mortgage, Inc. and Angel Oak Mortgage Fund TRS

Ladies and Gentlemen:

Reference is hereby made to, and this pricing side letter (as amended, restated, supplemented or otherwise modified from time to time, this “Pricing Side Letter”) is hereby incorporated by reference into, the Master Repurchase Agreement, dated as of December 6, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among Angel Oak Mortgage, Inc. (“AOMI Seller”), Angel Oak Mortgage Fund TRS (“AOMF Seller”; and together with AOMI Seller, each a “Seller” and collectively, the “Sellers”) and Nomura Corporate Funding Americas, LLC (the “Buyer”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

SECTION 1.    Definitions. The following terms shall have the meanings set forth below.

“Adjusted Tangible Net Worth” means, for any Person, the Net Worth of such
Person minus all intangible assets, including capitalized servicing rights, goodwill, patents, tradenames, trademarks, copyrights, franchises, any organizational expenses, deferred expenses, prepaid expenses, prepaid assets, receivables from shareholders, Affiliates or employees, and any other asset as shown as an intangible asset on the balance sheet of such Person on a consolidated basis as determined at a particular date in accordance with GAAP.

“Agency Asset Value” means, for each Purchased Asset that is an Agency Mortgage Loan, on any date of determination, an amount equal to the product of (a) the applicable Purchase Price Percentage, multiplied by (b) the lower of (x) the then-current unpaid principal balance of such Purchased Asset and (y) the acquisition price paid by the applicable Seller or its Affiliate for such Purchased Asset.

“Agency/Prime Jumbo Loan Concentration Limit” means, for each Purchased Asset that is an Agency Mortgage Loan or a Prime Jumbo Mortgage Loan, on any date of determination, each concentration limit set forth on Schedule 6 attached hereto, as such Schedule 6 may be amended from time to time upon delivery by the Buyer of such amended schedule to the Sellers and confirmation thereof by the Sellers (which delivery and confirmation may be via e-mail).

“Agency/Prime Jumbo Loan Concentration Bucket” shall mean, as of any given date of determination, an amount equal to the higher of (a) the Repurchase Price of all Purchased Assets that are Agency Mortgage Loans and Prime Jumbo Mortgage Loans, combined (other than any Price Differential) and (b) $[ * ].

“Amendment No. 4 Effective Date” shall mean December 4, 2020. “Amendment No. 5 Effective Date” shall mean June 21, 2021.
“Asset Qualifier Mortgage Loan” shall mean a Portfolio Select Mortgage Loan or Platinum Mortgage Loan for which the Mortgagor for such Mortgage Loan was qualified under the related Originator’s “Asset Qualification Program” as described in the Platinum Underwriting Guidelines or Portfolio Select Underwriting Guidelines, as applicable.

“Asset Value” means, (a) with respect to each Eligible Mortgage Loan that is a Non-QM Mortgage Loan, the Non-QM Asset Value, (b) with respect to each Eligible Mortgage Loan that is an Agency Mortgage Loan, the Agency Asset Value, and (c) with respect to each Eligible Mortgage Loan that is a Prime Jumbo Mortgage Loan, the Prime Jumbo Asset Value. Notwithstanding the foregoing, each Seller acknowledges and agrees that (i) if a Purchased Asset Issue has occurred with respect to a Purchased Asset and such Purchased Asset has not been repurchased by the related Seller, the Asset Value of such Purchased Asset shall be deemed to be zero ($0) (or such other amount determined by the Buyer in its sole discretion), or (ii) if the Aggregate Asset Value for any type of Purchased Asset exceeds any applicable Concentration Limit, the Buyer may, in its sole discretion, reduce the Asset Value of any related Purchased Assets selected by the Buyer to zero ($0) until the Aggregate Asset Value for such type of Purchased Assets, as applicable, is less than or equal to such Concentration Limit.
“Capital Markets Transaction” shall have the meaning in Section 3(a)(ii) below. “Capital Markets Transaction (Agency/Prime Jumbo)” shall have the meaning in
Section 3(a)(ii) below.

“Capital Markets Transaction (Non-QM)” shall have the meaning in Section
3(a)(i) below.

“Cashout Refinancing” means any origination of a Mortgage Loan which is a refinancing and which results in a payment being made to the Mortgagor from the proceeds of such Mortgage Loan refinancing.

“Clean Pay Forbearance Loan” shall mean a Post Initial Forbearance Loan where the related Mortgagor has timely and consecutively made its most recent three (3) Monthly Payments due under the related Mortgage Note. For the avoidance of doubt, additional data fields shall be required to be added to monthly servicer report.

“CLTV” shall mean the fraction, expressed as a percentage, (a) the numerator of which is the sum of (i) the original principal balance of the Mortgage Loan at origination, plus
(ii) the unpaid principal balance of any other mortgage loan secured by a lien on the related Mortgaged Property, and (b) the denominator of which is either (i) with respect to any Mortgage Loan for which the related Seller purchased the related Mortgaged Property, the lesser of the Appraisal Value, AVM Value (with respect to Prime Jumbo Mortgage Loans and Agency Mortgage Loans) or BPO Value, as applicable, of the related Mortgaged Property and the purchase price paid by such Seller for such Mortgaged Property or (ii) in all other cases, the Appraisal Value, AVM Value (with respect to Prime Jumbo Mortgage Loans and Agency Mortgage Loans) or BPO Value, as applicable, of the related Mortgaged Property, in each case, as described in the applicable Underwriting Guidelines.

“Concentration Limit” shall mean (i) with respect to each Eligible Mortgage Loan that is a Non-QM Mortgage Loan, the Non-QM Concentration Limit, and (ii) with respect to each Eligible Mortgage Loan that is an Agency Mortgage Loan or a Prime Jumbo Mortgage Loan, the Agency/Prime Jumbo Loan Concentration Limit.

“DSCR” shall have the meaning assigned thereto in the Underwriting Guidelines in effect as of the related origination date.

“DTI” shall have the meaning assigned thereto in the Underwriting Guidelines in effect as of the related origination date.

“Exit Fee” means with respect to any Purchased Asset, an amount equal to the product of (x) the lesser of (i) with respect to Purchased Assets that are Prime Jumbo Mortgage Loans or Agency Mortgage Loans, [ * ]% and with respect to all other Purchased Assets[ * ]% and (ii) an alternative percentage, if any, agreed to between the Sellers and the Buyer and (y) the Repurchase Price of such Purchased Asset; the Exit Fee is payable pursuant to Section 3(b) hereof.

“Facility LTV Trigger” means [ * ] percentage points.

“Financial Condition Covenants” shall mean the following covenants:

(a)Financial Covenants; Officer’s Compliance Certificate. AOMI Seller, on a consolidated basis with its subsidiaries, shall remain in compliance with each of the following financial covenants at all times:

(i)AOMI Seller shall maintain an Adjusted Tangible Net Worth, on an aggregate basis, in an amount not less than the sum of (A) [ * ] of AOMI Seller’s Adjusted Tangible Net Worth as the Amendment No. 5 Effective Date, plus (B) [ * ] of any future capital raised by AOMI Seller, on an aggregate basis, subsequent to the Amendment No. 5 Effective Date;

(ii)AOMI Seller’s Adjusted Tangible Net Worth shall not decline more than [ * ] percent ([ * ]%) in any rolling three (3) month period;

(i)AOMI Seller’s Adjusted Tangible Net Worth shall not decline more than [ * ] percent ([ * ]%) in any rolling twelve (12) month period;

(ii)AOMI Seller’s ratio of Indebtedness, on an aggregate basis, to its Adjusted Tangible Net Worth, on an aggregate basis, shall not exceed, at any time, [ * ]:1;

(iii)AOMI Seller shall maintain Liquidity, on an aggregate basis, in an amount not less than the greater of (A) [ * ] percent ([ * ]%) of the Aggregate Facility Repurchase Price, and (B) [ * ] Dollars ($[ * ]);

(iv)AOMI Seller shall not create, incur, assume or suffer to exist any guarantees, except to the extent reflected in its financial statements or notes thereto (whether through consolidation or otherwise) without the prior written approval of Buyer; and

(v)AOMI Seller shall execute and deliver a monthly certification substantially in the form of Exhibit A attached hereto within fifteen (15) Business Days after the end of each calendar month.

“Forbearance Plan” shall mean, with respect to any Non-QM Mortgage Loan, an Initial Forbearance Plan and / or Post Initial Forbearance Plan, as applicable.

“Forbearance Loan” shall mean, as of any date of determination, a Non-QM Mortgage Loan subject to a Transaction as of July 21, 2020, which (i) is subject to a Forbearance Plan as of such date, as reflected in the most recent monthly servicing and remittance report or otherwise disclosed in writing by the Servicer or Seller to the Buyer, and (ii) the Buyer agrees to include as a “Forbearance Loan”, which agreement shall be evidenced by a writing delivered by Buyer to Seller (which writing may be via electronic mail); provided, that, Buyer may withdraw such agreement at any time in its sole discretion in which case such Mortgage Loan shall thereafter not constitute a “Forbearance Loan”; provided, further, that, unless otherwise agreed to by Buyer, the Forbearance Loans shall comply with the Non-QM Concentration Limits. For the avoidance of doubt, if the Buyer withdraws the aforementioned agreement (either due to such Mortgage Loan being a Clean Pay Forbearance Loan, a Reinstated Pay Forbearance Loan or otherwise), the terms and conditions of this Agreement applicable to non-Forbearance Loans (including, without limitation, eligibility, Pricing Rate and Purchase Price Percentage) shall apply to such Mortgage Loan.

“Foreign National” shall mean any Person who is not a citizen or permanent resident alien of the United States of America.

“Initial Forbearance Plan” shall mean, with respect to any Non-QM Mortgage Loan, a written plan or agreement by the related mortgagee and/or Servicer to postpone or defer the due date on which any related Monthly Payment is due with respect to such Mortgage Loan (including without limitation any amendment or other modification to any Mortgage Loan document), or any other similar forbearance arrangement mandated by a Governmental Authority, in each case for a period less than or equal to three months in the aggregate.

“Initial Forbearance Loan” shall mean a Forbearance Loan that is subject to an Initial Forbearance Plan.

“Level 1 Trigger Event” shall mean, for so long as any Purchased Asset is subject to the Agreement and for so long as the Agreement or any other Facility Document is in effect or any Obligation remains outstanding, the occurrence of any of the following events:

(a)AOMI Seller shall fail to maintain an Adjusted Tangible Net Worth, on an aggregate basis, in an amount at least equal to the sum of (A) [ * ] percent ([ * ]%) of AOMI Seller’s Adjusted Tangible Net Worth as of the Amendment No. 5 Effective Date, plus
(B) [ * ] percent ([ * ]%) of any future capital raised by AOMI Seller, on an aggregate basis, subsequent to the Amendment No. 5 Effective Date; or

(b)AOMI Seller’s Adjusted Tangible Net Worth shall decline more than (i) [ * ] percent ([ * ]%) in in any rolling three (3) month period, or (ii) [ * ] percent ([ * ]%) in any rolling twelve (12) month period.

“Level 2 Trigger Event” shall mean, for so long as any Purchased Asset is subject to the Agreement and for so long as the Agreement or any other Facility Document is in effect or any Obligation remains outstanding, the occurrence of any of the following events:

(a)AOMI Seller shall fail to maintain an Adjusted Tangible Net Worth, on an aggregate basis, in an amount at least equal to the sum of (A) [ * ] percent ([ * ]%) of AOMI Seller’s Adjusted Tangible Net Worth as of the Amendment No. 5 Effective Date, plus (B) [ * ] percent ([ * ]%) of any future capital raised by AOMI Seller, on an aggregate basis, subsequent to the Amendment No. 5 Effective Date; or

(b)AOMI Seller’s Adjusted Tangible Net Worth shall decline more than (i) [ * ] percent ([ * ]%) in in any rolling three (3) month period, or (ii) [ * ] percent ([ * ]%) in any rolling twelve (12) month period.

“Market Value Decrease Trigger Event” shall mean, a determination by Buyer exercised in good faith (which may be performed on a daily basis, at the Buyer’s discretion), that the market value (expressed as a percentage of par) of all Purchased Assets subject to a Transaction that are Prime Jumbo Mortgage Loans and Agency Mortgage Loans, collectively, expressed as a percentage of the unpaid principal balance of such Purchased Assets, is less than or equal to [ * ]%.

“Market Value Increase Trigger Event” shall mean, a determination by Buyer exercised in good faith (which may be performed on a daily basis, at the Buyer’s discretion), that following the occurrence of a Market Value Decrease Trigger Event, the market value (expressed as a percentage of par) of all Purchased Assets subject to a Transaction that are Prime Jumbo Mortgage Loans and Agency Mortgage Loans, collectively, expressed as a percentage of the unpaid principal balance of such Purchased Assets, is greater than or equal to [ * ]%.

“Maximum Aggregate Purchase Price” shall mean Three Hundred Million Dollars ($300,000,000).

“Net Asset Value” shall mean, with respect to AOMI Seller as of any date of determination, the gross assets of AOMI Seller less the aggregate amount of all liabilities of

AOMI Seller on such day, as calculated and determined in accordance with GAAP with appropriate adjustments being made to reflect fairly the effect of all off-balance sheet assets and liabilities not required to be reflected on the balance sheet in accordance with GAAP.

“Net Worth” means, with respect to any Person, an amount equal to, on a consolidated basis, such Person’s stockholder equity (as determined in accordance with GAAP).

“Non-QM Asset Value” means, for each Purchased Asset that is a Non-QM Mortgage Loan, on any date of determination, an amount equal to the product of (a) the applicable Purchase Price Percentage, multiplied by (b) the applicable Market Value, multiplied by (c) the then-current unpaid principal balance of such Purchased Asset.

“Non-QM Loan Concentration Bucket” shall mean an amount equal to the greater of (a) the Repurchase Price of all Purchased Assets that are Non-QM Mortgage Loans (other than any Price Differential) and (b) [ * ] Dollars ($[ * ]).

“Non-QM Concentration Limit” means, for each Purchased Asset that is a Non-QM Mortgage Loan, on any date of determination, each concentration limit set forth on Schedule 2 attached hereto, as such Schedule 2 may be amended from time to time upon delivery by the Buyer of such amended schedule to the Seller and confirmation thereof by the Seller (which delivery and confirmation may be via e-mail).

“Post-Default Rate” shall mean a rate equal to the sum of (a) the greater of (i) the ~~LIBOR Rate~~Benchmark (adjusted daily) and (ii) [ * ] percent ([ * ]%), plus (b) (i) with respect to any Purchased Asset that is a Non-QM Mortgage Loan, [ * ]percent ([ * ]%) or (ii) with respect to any Purchased Asset that is an Agency Mortgage Loan or Prime Jumbo Mortgage Loan, [ * ] percent ([ * ]%).

“Post Initial Forbearance Plan” shall mean with respect to any Non-QM Mortgage Loan that has previously been subject to an Initial Forbearance Plan, any written plan or agreement entered into (including without limitation any amendment or other modification to any Mortgage Loan document or an extension of the related Initial Forbearance Plan), or other written arrangement agreed to, by the related mortgagee and/or Servicer to modify, amend or postpone the Monthly Payment due or enter into a payment plan, in each case entered into (i) on or about the estimated termination date of the related Initial Forbearance Plan, and (ii) for a period less than or equal to three months in the aggregate (or such longer period agreed to by Buyer).

“Post Initial Forbearance Loan” shall mean a Forbearance Loan that is subject to a Post Initial Forbearance Plan.

“Pricing Rate” means a rate per annum equal to the sum of (a) the greater of (i) the ~~LIBOR Rate~~Benchmark and (ii) the applicable ~~LIBOR~~SOFR Floor (set forth below), and (b) the applicable Pricing Spread (set forth below).

	~~LIBOR~~ SOFR Floor	Pricing Spread
1. Non-QM Mortgage Loans (other than Forbearance Loans of the type described in (2) below)	[ * ]%	[ * ]%

2. Initial Forbearance Loans that are ninety
(90) or more Days Delinquent and Post Initial Forbearance Loans, in each case that were subject to a Transaction prior to the Amendment No. 4 Effective Date.
	[ * ]%	[ * ]%
3. Prime Jumbo Mortgage Loans	[ * ]%	[ * ]%
4. Agency Mortgage Loans	[ * ]%	[ * ]%

“Prime Jumbo Asset Value” means, for each Purchased Asset that is a Prime Jumbo Mortgage Loan, on any date of determination, an amount equal to the product of (a) the applicable Purchase Price Percentage, multiplied by (b) the lower of (x) then-current unpaid principal balance of such Purchased Asset and (y) the acquisition price paid by the applicable Seller or its Affiliate for such Purchased Asset.

“Purchase Price Percentage” shall mean:

(i)with respect to each Eligible Mortgage Loan that is a Non-QM Mortgage Loan, the applicable percentage set forth under the heading “Non-QM Mortgage Loan Purchase Price Percentages” on Schedule 5 attached hereto (as such Schedule 5 may be amended from time to time upon delivery by the Buyer of such amended schedule to the Sellers and confirmation thereof by the Sellers (which delivery and confirmation may be via e-mail)); and

(ii)with respect to each Eligible Mortgage Loan that is an Agency Mortgage Loan or a Prime Jumbo Mortgage Loan, the applicable percentage set forth under the heading “Agency/Prime Jumbo Purchase Price Percentages” on Schedule 5 attached hereto (as such Schedule 5 may be amended from time to time upon delivery by the Buyer of such amended schedule to the Sellers and confirmation thereof by the Sellers (which delivery and confirmation may be via e-mail)).

If a Level 1 Trigger Event has occurred and is continuing, the applicable percentage of each Eligible Mortgage Loan set forth under Schedule 5 shall be reduced by [ * ] percent ([ * ]%). If a Level 2 Trigger Event has occurred and is continuing, the applicable percentage of each Eligible Mortgage Loan set forth under Schedule 5 shall be reduced by [ * ] percent [ * ]%). If a Market Value Decrease Trigger Event has occurred, the then applicable Purchase Price Percentage of each Agency Mortgage Loan and Prime Jumbo Mortgage Loan shall be reduced by [ * ] ([ * ]) percentage points; provided that in no event shall the Purchase Price Percentage be less than zero percent (0.00%). If a Market Value Increase Trigger Event has occurred, the then applicable Purchase Price Percentage of each Agency Mortgage Loan and Prime Jumbo Mortgage Loan with a Purchase Price Percentage at such time greater than zero percent (0.00%) shall be increased by [ * ] ([ * ]) percentage points.

“Reinstated Pay Forbearance Loan” shall mean an Initial Forbearance Loan where the related Mortgagor has made all of its Monthly Payments (whether made in monthly payments, one lump sum or otherwise) due under the related Mortgage Note by the conclusion of the Initial Forbearance Plan period. For the avoidance of doubt, additional data fields (TBD) shall be required to be added to monthly servicer report.

“Termination Date” means ~~August~~October 5, 2022, subject to extension pursuant to Section 4 below.

SECTION 2.    Reserved.

SECTION 3.    Capital Markets Transaction; Other Take-Out and Last Look.

(a) [*]
(b)Other Take-Out. In the event a Seller effects a refinancing of a Purchased Asset other than through a Capital Markets Transaction, enters into a Take-Out Commitment for any Purchased Asset, or repurchases a Purchased Asset on any day other than the Repurchase Date, the Buyer shall be entitled to the related Exit Fee; provided that notwithstanding the foregoing no Exit Fee shall be payable if Buyer or its Affiliate is the sole counterparty or the sole broker, as applicable, in such refinancing or Take-Out Commitment.
(c)[*]

SECTION 4. Extension of Termination Date. On the date that is three (3) months prior to the initial Termination Date, and provided that no Default or Event of Default has occurred and is continuing, Sellers may request to Buyer in writing that such initial Termination Date be extended for an additional period of up to three hundred and sixty four
(364) days from such initial Termination Date. Buyer may agree to such request or reject such request, in each case in Buyer’s sole and absolute discretion, and if Buyer so agrees to extend such initial Termination Date and provided that no Default or Event of Default has occurred and is then continuing, the initial Termination Date may be extended for an additional period of three hundred and sixty four (364) days from the then-current Termination Date pursuant to amendments to this Pricing Side Letter in form and substance satisfactory to Buyer; provided that if Buyer does not notify Sellers within thirty (30) days in writing that Buyer will agree to such request in its sole and absolute discretion, such request shall be deemed to be rejected by Buyer.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. GOVERNING LAW. THIS PRICING SIDE LETTER SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

SECTION 7. Counterparts. This Pricing Side Letter may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. Counterparts may be delivered electronically.

SECTION 8. Previously Financed Mortgage Loans. From time to time a Seller may request to sell to Buyer pursuant to a Transaction, one or more Mortgage Loans subject to the lien of a lender. In connection with any such Transaction, such Seller may transfer to Buyer, on or prior to the applicable Purchase Date specified in the applicable Confirmation for such Transaction, any amounts required to be paid to, by or on behalf of such Seller to the related lender to release its lien on the related Mortgage Loan(s) under the applicable lending documents in excess of the Purchase Price to be paid by Buyer in connection with such Transaction (such excess amount, the “Seller Funded Amount”). The parties hereby agree that in the event that a Seller transfers the Seller Funded Amount to Buyer in connection with any Mortgage Loan that is not subsequently purchased by Buyer on the related Purchase Date, Buyer shall, within one Business Day of receipt by Buyer of a written request from such Seller to structuredfinancedesksecure@nomura.com (and/or such other e-mail address(es) specified by Buyer from time to time), return the Seller Funded Amount with respect to any such Mortgage Loans to such Seller in accordance with such Seller's wire instructions set forth in the related written request. For the avoidance of doubt, Buyer shall not purchase any Mortgage Loan that is subject to a prior lien and that is not identified on a written release, acceptable to Buyer in its sole discretion, executed on or prior to the related Purchase Date by the applicable lender. The parties hereto hereby agree that this Section 8 is intended only to clarify the responsibilities of the parties with respect to the transfer(s) of the Seller Funded Amounts and shall not amend or modify in any respect any of the provisions or requirements set forth in the Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Pricing Side Letter to be duly executed as of the date first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Buyer

By:     Name:
Title:

ANGEL OAK MORTGAGE, INC., as AOMI
Seller

By:     Name:
Title:

ANGEL OAK MORTGAGE FUND TRS, as
AOMF Seller

By: Angel Oak Capital Advisors, LLC, not in its individual capacity but solely as the Administrator

By:     Name:
Title

Exh A-1

EXHIBIT A

FORM OF OFFICER’S COMPLIANCE CERTIFICATE

I,     , do hereby certify that I am the duly elected, qualified and authorized officer of Angel Oak Mortgage, Inc. (“AOMI Seller”). This Certificate is delivered to you in connection with the Master Repurchase Agreement, dated as of December 6, 2018 (as amended, supplemented and otherwise modified from time to time, the “Repurchase Agreement”), by and among AOMI Seller, Angel Oak Mortgage Fund TRS, and Nomura Corporate Funding Americas, LLC (the “Buyer”). I hereby certify that, as of the date hereof, AOMI Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

1.Adjusted Tangible Net Worth.

(a)AOMI Seller’s Adjusted Tangible Net Worth as of the last day of [PRIOR MONTH] is $[    ].

(b)AOMI Seller’s Adjusted Tangible Net Worth has not declined more than [ * ]% in the three (3) months preceding the prior month.

(c)AOMI Seller’s Adjusted Tangible Net Worth has not declined more than [ * ]% in the twelve (12) months preceding the prior month.
2.Liquidity.    AOMI Seller’s Liquidity as of the last day of [PRIOR MONTH] is
$[    ].

3.Leverage. AOMI Seller’s ratio of Indebtedness, on an aggregate basis, to their Adjusted Tangible Net Worth, on an aggregate basis, as of the last day of [PRIOR MONTH] is [_]:[_].

4.Guarantees. AOMI Seller has not created, incurred, assumed or suffered to exist any guarantees, except to the extent reflected in its financial statements or notes thereto (whether through consolidation or otherwise). [If such a guarantee exists, AOMI Seller shall describe such guarantee and provide the date of any related waiver thereof.]

5.Compliance. AOMI Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in the Agreement and the other Facility Documents to be observed, performed and satisfied by it. [If a material covenant or other agreement or condition has not been complied with, AOMI Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]
Exh A-1

6.No Default. No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, AOMI Seller shall describe the same in reasonable detail and describe the action AOMI Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, AOMI Seller shall describe the Default or Event of Default and provide the date of the related waiver.]
Exh A-2

IN WITNESS WHEREOF, I have set my hand this      day of     ,
    .

ANGEL OAK MORTGAGE, INC.,

By:      Name:
Title:

Exh A-3

Schedule 1

[Reserved]

Sched. 1-1

Schedule 2

[*]

Sched. 2-1

Schedule 3

[Reserved]

Sched. 3-1

Schedule 4

[Reserved]

Sched. 4-1

Schedule 5

[*]

Sched. 5-1

Schedule 6

[*]

Sched. 6~~-1~~-1